UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 480-8300

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Huntington Bancshares Incorporated will host a presentation for investors and analysts in New York City on Thursday, September 16, 2010. Presentations will include a general corporate review, as well as detailed business segment discussions. Management will discuss business and financial performance and strategies, and presentations may include forward-looking statements.

The attached Analyst Handout contains information that will be distributed during the presentation. This handout is available in the Investor Relations section of Huntington’s web site at www.huntington-ir.com.

The Analyst Handout attached as Exhibit 99.1 to this report and is incorporated herein by reference, and is being furnished, not filed, under item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1 — Analyst Handout

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: September 16, 2010	By:	/s/ Richard A.Cheap
Richard A. Cheap, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Analyst Handout